Exhibit 99.2 First Quarter 2018 May 10, 2018

First Quarter Takeaways DELIVERING GROWTH  CONTINUED TOP‐LINE  in Staffing Segments GROWTH Americas revenue up 5% Revenue up 6.2%;  International revenue up  3.5% in constant currency  22%; 9% in constant  currency FOCUSING ON OUR FUTURE Sold US centralized staffing  business in healthcare  Aligning resources with  growth 2

First Quarter 2018 Financial Summary Constant  Currency  Actual Results Change Change(1) Revenue $1.4B 6.2% 3.5% GP % 17.4%     (60) bps Earnings from Operations $12.0M (26.4)% (31.4)% ROS %0.9%(40)      bps EPS $0.74 $0.43 • Revenue increase reflects continued, although slowing, growth in Americas Staffing and  continued strong performance in International Staffing • GP rate declines due to business mix in Americas Staffing and customer mix in  International Staffing • Earnings from operations declines as GP rate decreases and expenses increase • EPS includes a $0.42 favorable non‐cash impact from realized gain on equity investment  due to adoption of a required accounting standard ----- (1)Constant Currency represent year-over-year changes resulting from translating 2018 financial data into USD using 2017 exchange rates. 3

First Quarter 2018 Financial Summary (Excluding Gain on Investment in Persol Holdings and Restructuring) Constant  Currency  Actual Results Change Change(2) Revenue $1.4B 6.2% 3.5% GP % 17.4%     (60) bps Earnings from Operations $12.0M (35.7)% (40.0)% ROS % 0.9%     (60) bps EPS(1) $0.32 $(0.03) • Revenue increase reflects continued, although slowing, growth in Americas Staffing and  strong performance in International Staffing • GP rate declines due to business mix in Americas Staffing and customer mix in International  Staffing • Earnings from Operations, ROS % and EPS reflect the impact of lower GP rates and higher  expenses ----- (1)Excludes $23.7 million gain on investment, $16.4 million net of income tax expense or $0.42 per share in Q1 2018, $2.4 million of restructuring charges, $1.7 million net of tax or $0.04 per share in Q1 2017. (2)Constant Currency represents year-over-year changes resulting from translating 2018 financial data into USD using 2017 exchange rates. 4

First Quarter 2018 EPS Summary $ in Millions except per share data First Quarter 2018 2017 Amount Per Share Amount Per Share Net earnings  $         29.1  $       0.74  $       12.2  $       0.31  Gain on investment in Persol Holdings, net of taxes(1)          (16.4)        (0.42)             ‐             ‐ Restructuring charges, net of taxes(2)              ‐             ‐            1.7          0.04 Adjusted net earnings  $         12.7  $       0.32  $       13.9  $       0.35  • As adjusted, net earnings and EPS decline as GP rates declines and expense increases more  than offset revenue growth ----- (1)Gain on investment in Persol Holdings of $23.7 million, $16.4 million net of tax or $0.42 per share in Q1 2018. (2)Restructuring charges, net of taxes include $2.4 million of restructuring charges, $1.7 million net of tax or $0.04 per share in Q1 2017. 5

First Quarter 2018 Revenue Growth Revenue Mix by Segment Revenue Growth by Segment 25% 21.9% 20% 15% 8.9% 36% 10% 6.2% 44% 5.4% 5.0% 5% 3.5% 0% -0.3% -0.8% -5% 21% Total Americas International Global Talent Staffing Staffing Solutions Americas Staffing International Staffing Global Talent Solutions Reported Constant Currency • Americas Staffing revenue reflects the impact of the Teachers On Call acquisition,  accelerating growth in PT specialties and continuing, but slowing growth in Commercial • International Staffing delivered strong growth across the regions in Europe 6

First Quarter 2018 Gross Profit Growth Gross Profit Mix by Segment Gross Profit Growth by Segment 10% 7.3% 5% 2.9% 2.6% 2.3% 1.5% 0.5% 0.4% 39% 0% 45% -5% -4.1% 16% -10% Total Americas International Global Talent Staffing Staffing Solutions Americas Staffing International Staffing Global Talent Solutions Reported Constant Currency • Americas Staffing and International Staffing GP progress reflects top‐line growth, partially  offset by GP rate declines due to changes in business mix • GTS GP reflects GP rate improvement on slight revenue declines 7

First Quarter 2018 Gross Profit Rate 20.0% 19.5% 19.0% 18.5% 18.0% 10 bps 18.0% 17.5% (40 bps) 17.4% (30 bps) 17.0% 16.5% 16.0% Q1 2017 GP Rate Permanent Placement International Staffing Americas Staffing Q1 2018 GP Rate Income • International Staffing GP rate reflects last year’s one‐time benefit from lower  employee costs and the impact of unfavorable customer mix • Americas Staffing reflects the impact of unfavorable business mix • Higher perm fees in both Americas Staffing and International Staffing segments  partially offset the decline in the GP rate 8

First Quarter 2018 SG&A $ in Millions $240 $235 $230 $8 $226 $225 $220 $5 $215 $215 $2 ($2) ($1) $210 ($1) $205 $200 $195 $190 Q1 2017 SG&A 2017 Corporate International Global Talent FX Americas Q1 2018 SG&A Restructuring Staffing Solutions Staffing • Americas Staffing expenses were up due to additional sales and recruiting  resources added starting in Q2 2017 • GTS expenses reflect additional costs from new customer wins partially offset by  cost savings from last year’s restructuring actions 9

First Quarter 2018 Conversion Rate $ in Millions 2018 2017 Gross Earnings Conversion Gross Earnings Conversion Change  Profit from Ops Rate(1) Profit from Ops Rate(1) (bps) Americas Staffing $            108.0 $               16.1 14.9%$             105.3 $               21.2 20.1%      (520) Global Talent Solutions                  91.8                  16.0 17.5%                  90.5                  15.3 16.9%          60 International Staffing                  39.1                    5.0 12.7%                  36.4                    5.2 14.4%      (170) Total Company $            238.2 $               12.0 5.0%$             231.6 $               16.4 7.1%      (210) • Americas Staffing conversion rate reflects the impact of GP rate declines and  higher expenses • GTS improves due to steady GP combined with lower expenses • International Staffing conversion rate declines as 2017 GP was impacted by a  favorable one‐time employee benefit savings • Total Company conversion rate decline reflects the impact of GP rate declines and  higher expenses ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. 10

First Quarter 2018 Conversion Rate (Excluding Restructuring) $ in Millions 2018 2017 Gross Earnings Conversion Gross Earnings Conversion Change  Profit from Ops Rate(1) Profit from Ops(2) Rate(1) (bps) Americas Staffing $            108.0 $               16.1 14.9%$             105.3 $               21.6 20.5%      (560) Global Talent Solutions                  91.8                  16.0 17.5%                  90.5                  17.3 19.1%      (160) International Staffing                  39.1                    5.0 12.7%                  36.4                    5.2 14.4%      (170) Total Company $            238.2 $               12.0 5.0%$             231.6 $               18.8 8.1%      (310) • Americas Staffing conversion rate reflects the impact of GP rate declines and  higher expenses • GTS declines due to steady GP combined with higher expenses • International Staffing conversion rate declined as 2017 GP was impacted by a  favorable one‐time employee benefit savings • Total Company conversion rate declines reflect the impact of GP rate declines and  higher expenses ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. (2)Excludes $2.4 million of restructuring charges in Q1 2017. 11

First Quarter 2018 Balance Sheet Data $ in Millions Accounts Receivable Net Debt $1,500 $40 $1,287 $1,291 $1,300 $33 $1,165 $1,100 $20 $900 $10 $700 $0 $500 $0 Q1 2017 2017 Q1 2018 Q1 2017 2017 Q1 2018 • DSO is up 2 days versus both Q1 2017 and year end due to market pressure for extended  payment terms and customer mix • Quarter end debt was $33 million compared to $10 million at year end 12

Outlook – Second Quarter 2018  Revenue up 5% to 6% YOY • 200 basis point improvement due to currency • Includes impact from acquisition of Teachers On Call, net of the  sale of our healthcare staffing business • Impact of revenue recognition not expected to be material  Gross profit rate up YOY and up slightly sequentially  SG&A up 7% to 8% YOY • Mainly driven by  investments in Americas Staffing resources  which started in Q2 last year  Annual tax rate in low teens Reflects impact of Tax Cuts and Jobs Act  Impact of the new standard related to accounting for equity  investments effective in Q1 2018 is recognized below Earnings from  Operations and is not included in the 2018 Outlook 13

2018 Outlook – Full Year  Revenue up 5.5% to 6.5% YOY • 150 basis point improvement due to currency • Includes impact from acquisition of Teachers On Call, net of the  sale of our healthcare staffing business • Impact of revenue recognition not expected to be material  Gross profit rate flat YOY  SG&A up 4.5% to 5.5% YOY • Includes impact of additional spending on technology and  efficiency initiatives  Annual tax rate in low teens • Reflects impact of Tax Cuts and Jobs Act  Impact of the new standard related to accounting for equity  investments effective in Q1 2018 is recognized below Earnings from  Operations and is not included in the 2018 Outlook 14

Developments and Initiatives Driving Improvement  Acquired Teachers On Call (6th largest educational staffing firm in the U.S.) in  September 2017  Further strengthens Kelly’s #1 leadership position in the K‐12 staffing market  Complements KES geographic footprint and opens doors for new services and  revenue, including early child care centers  Formed partnership with InGenesis in sale of US healthcare staffing business in Q1  2018  Partnership allowed Kelly to monetize business and deploy resources towards  other areas where Kelly has scale or specialization 15

Non-GAAP Measures Management believes that the non‐GAAP (Generally Accepted Accounting Principles) information excluding the 2017 restructuring charges and 2018 gain on investment in Persol Holdings is useful to understand the Company's fiscal 2018 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non‐GAAP measures may havelimitationsasanalyticaltools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non‐GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation to the most comparable GAAP measures is included with our earnings release dated May 10, 2018 and is available on our Investor Relations website. 16

Safe Harbor Statement This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including TS Kelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with the government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of qualified full‐time employees , availability of temporary workers with appropriate skills required by customers, liabilities for employment‐related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment compensation, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertaintiesandfactorsdiscussedinthisreleaseandinthe Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements. 17